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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                            Women.com Networks, Inc.
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             (Exact Name of Registrant as Specified in its Charter)
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
               Delaware                                                 (13-4059516)
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(State of Incorporation or Organization)                         (I.R.S. Employer Identification No.)
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
1820 Gateway Drive, Suite 100, San Mateo, California                    94404
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(Address of principal executive office)                               (Zip code)
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
If this form relates to the registration of a class of         If this form relates to the registration of a class of
securities pursuant to Section 12(b) of the Exchange Act       securities pursuant to Section 12(g) of the Exchange Act
and is effective pursuant to General Instruction A.(c),        and is effective pursuant to General Instruction A.(d),
check the following box [ ]                                    check the following box: [X]

                                                               Securities Act registration statement number to which this form relates:
                                                                             -------------------------------------------
                                                                                           (if applicable)
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ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

     A description of the Common Stock to be registered hereunder is contained in the section entitled "Description of Capital Stock," commencing at page 62 of the Prospectus included in the Registrant's Form S-1 Registration Statement (No. _____________), initially filed with the Securities and Exchange Commission on May 13, 1999 and is incorporated herein by reference.

ITEM 2.  EXHIBITS.

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
   EXHIBIT
   NUMBER         DESCRIPTION
   -------        ------------
      3.1(1)      Certificate of Incorporation of Hearst HomeArts, Inc.

      3.2(1)      By-Laws of Hearst HomeArts, Inc.

      3.3(1)      Form of Restated Certificate of Incorporation of the registrant to be filed on the closing of the offering made hereby.

      3.4(1)      Form of Amended and Restated Bylaws of the registrant to be filed on the closing of the offering made hereby.

      4.2*        Specimen Certificate for registrant's common stock.
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*    To be filed by amendment.

1 Filed as an Exhibit to the Registration Statement and incorporated herein by reference.

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                                    SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       WOMEN.COM NETWORKS, INC.

Date:  May 13, 1999                    /s/ Michael Perry
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                                       MICHAEL PERRY
                                       Chief Financial Officer